Intangible Assets from Acquisitions	12 Months Ended
Dec. 31, 2012
Intangible Assets from Acquisitions

(10) Intangible Assets from Acquisitions

Intangible assets from acquisitions consisted of the following (in thousands):

	As of December 31, 2011
	Gross Carrying Amount (1)	Accumulated Amortization (1)	Net
Advertiser relationship	$3,070	$(897)	$2,173
Patents	318	(232)	86
Distribution partner relationship	4,830	(1,177)	3,653
Non-compete agreements	58	(43)	15
Trademarks/domains	40,539	(40,130)	409
Acquired technology	2,760	(1,008)	1,752

	$51,575	$(43,487)	$8,088

	As of December 31, 2012
	Gross Carrying Amount (1)	Accumulated Amortization (1)	Net
Advertiser relationship	$3,070	$(2,125)	$945
Distribution partner relationship	4,830	(2,787)	2,043
Acquired technology	2,760	(2,388)	372

	$10,660	$(7,300)	$3,360

(1)	Excludes the original cost and accumulated amortization of fully-amortized intangible assets which were $42.6 million and $82.1 million at December 31, 2011 and 2012, respectively.

Amortizable intangible assets are amortized on a straight-line basis over their useful lives. Advertiser relationships, patents, distribution partner relationships, non-compete agreements, trademark/domains and acquired technology have weighted average useful life from date of purchase of 2.5 years, 1.0 year, 3.0 years, 1.0 year, 4.8 years and 2.0 years, respectively. Aggregate amortization expense incurred by the Company for the years ended December 31, 2010, 2011 and 2012, was approximately $2.7 million, $5.5 million and $4.7 million, respectively. Based upon the current amount of acquired intangible assets subject to amortization, the estimated amortization expense for the next five years is as follows: $2.9 million in 2013, $433,000 in 2014, and $0 thereafter.